Exhibit 99.1

Release:	Dec. 23, 2021

CP and Canpotex enter new long-term agreement

CALGARY - Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) today announced the execution of a new long-term agreement with Canpotex Limited further cementing the long-standing relationship between the two companies and supporting Canpotex’s future growth.

“We are pleased to have entered into this agreement and incredibly proud to continue our successful relationship with Canpotex,” said Keith Creel, CP President and CEO. “Canpotex and CP are like-minded organizations, focused on asset utilization and efficiency. This long-standing relationship makes sense for us both. We look forward to the opportunity to continue serving Canpotex and supporting growth.”

CP is the primary rail transportation provider supporting delivery of Canadian potash to Canpotex’s overseas export markets.

The new seven-year contract, which runs through 2028, is a successor to the current, 10-year agreement between CP and Canpotex, which expires in 2022.

“This new agreement will extend our long-standing relationship with CP, and will provide the safe and efficient rail service we depend on to reliably reach our customers in overseas markets,” said Gord McKenzie, Canpotex President and CEO.

As the leading carrier for export potash, CP allows Canpotex’s supply chain to be optimized efficiently and safely from mine to port terminals by leveraging CP’s service options and network capacity.

Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “will”, “anticipate”, “believe”, “expect”, “plan”, “should”, “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited, to, the delivery by CP of Canadian potash to Canpotex’s global export markets, the future growth of Canpotex and related matters associated with the long-term agreement between CP and Canpotex.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: the fuel efficiency of railways and CP’s operations; the impacts of existing and planned capital investments; North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; applicable laws, regulations and government policies; the availability and cost of labour on the timelines anticipated and with the capabilities required, as well as the availability and cost of services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19) and its variants; and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical stability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada and the U.S.; climate change and the market and regulatory responses to climate changes; anticipated in-service dates; success of hedging activities; operational performance and reliability; regulatory and legislative decisions and actions; public opinion; various events that could disrupt operations, including severe weather events, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; the pandemic created by the outbreak of COVID-19 and its variants and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” in CP’s annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific

Canadian Pacific (TSX: CP) (NYSE: CP) is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit www.cpr.ca to see the rail advantages of CP. CP-IR

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